UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        March 10, 2008   Date of Report (Date of earliest event reported)
        --------------

                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                    000-21391                 95-4699061
             ------                    ---------                 ----------
(State or other jurisdiction of     (Commission File           (IRS Employer
        incorporation)                  Number)              Identification No.)

                             36 East Barnett Street
                            Ventura, California 93001
               (Address of principal executive offices) (Zip Code)

                                 (805) 201 3133
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

The holders of a total of $1,251,000 principal amount of convertible notes of the Company have converted the principal and interest of such notes into 150, 576, 948 shares of common stock of the Company. Such conversions were made pursuant to Section 3a(9) of the Securities Act of 1933 and are exempt from the registration requirements under that act.

ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) As of March 14, 2008 the Company accepted the resignation of Anthony Barclae who resigned as a director of the Company for health reasons.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2008

BY: /S/ John Adams
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Chief Executive Officer and President


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